INTRODUCTION TO IMPRIMIS PHARMACEUTICALS
NASDAQ: IMMY

MARK L. BAUM, CEO

OCTOBER 2014

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; the Company's ability to enter into strategic alliances, including arrangements with pharmacies, physicians and healthcare organizations for the development and distribution of its formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn, and raise additional funds when necessary; risks related to research and development activities; the projected size of the potential market for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

imprimis PHARMACEUTICALS

ELEPHANT IN THE ROOM


Forbes
MEET BIG BROTHER

Of 220 drugs approved over the past decade for publicly traded companies, the companies that invented 3 or more medicines spent an average $4.3 billion in R&D per drug. *September 2013*

THE WALL STREET JOURNAL.

"I am worried about it … at the end of the day, if we can't justify the prices that we put out for our products, show that they create value for patients individually and the healthcare system as a whole, then we're not going to be able to get good prices [from insurers], and good prices are essential." *Regeneron CEO Leonard Schleifer*


ZERO
TO
ONE
NOTES ON STARTUPS, OR
HOW TO BUILD THE FUTURE
Peter Thiel

"*Eroom's law* – that's Moore's law backward – observes that the number of new drugs approved per billion dollars spent on R&D has halved every nine years since 1950."

FDA U.S. Food and Drug Administration
Protecting and Promoting Your Health

"The [biotech] business model is basically falling apart … when the scientific possibilities are unbelievable … The FDA has become too 'risk-averse' at a time when [the pharmaceutical industry] is moving forward like never before."

Dr. Andrew von Eschenbach, Former FDA Commissioner 2007-09
(Tufts University, 8/25/14)

VISION

To deliver customized and other novel medicines to physicians and patients TODAY at accessible prices.

MARKET IN NEED OF A SOLUTION



Ocular Surgery Market

- Standard of care is self-administered steroid, NSAID and antibiotic eye drop therapy
- Significant patient compliance issues; high cost to patients; and increased staff time required for patient counseling
- Physicians and patients are dissatisfied with post cataract surgery eye drop therapy

How do you reduce reliance on eye drops?

PATENT-PENDING NOVEL SOLUTION


Moxifloxacin HCl
(15/1)mg/mL Sterile
(15/1)mg/mL Sterile
With Imprimis technology (Elegant injectable formulation)
Without Imprimis technology ("Lava lamp effect" gums up syringe)

DROPLESS CATARACT SURGERY



Courtesy of Richard Lindstrom, MD and James Lewis, MD

OPHTHALMOLOGY LAUNCH

Since Our *Go Dropless* Launch in April 2014:

- More than 100 ophthalmologists have been trained or have begun prescribing our formulations for their patients
- At leading eye meetings, physicians report >90% success in eliminating the use of post-operative eye drops
- Our patent-pending ophthalmic formulations have been referenced in over 36 trade press print and on-line articles since January 2014
- By year-end, Imprimis expects its Dropless therapy will be evaluated and/or initiated in ambulatory surgery centers representing over 50,000 cataract procedures annually
- Go Dropless™ education campaign is gathering momentum (www.GoDropless.com)

PHYSICIAN OUTREACH



say goodbye.
BID dosing...Callbacks...Treatment regimens...Cancellations...Pharmacy substitutions...Training...Patient counseling...QID dosing...Reprinting schedules...Compliance issues...
GO DROP LESS
Why Go Dropless?
95% of Cataract Surgeons Surveyed Would Prefer Dropless Therapy
Henry Trattler, MD
Potential Medical and Econo
Proprietary Sterile Injectable Compounded Formulations†
SHIFT THE TREATMENT PARADIGM
Novel Patent-Pending Solutions
Tri-Moxi
Tri-Moxi-Vanc
Lyophilized Mydriatics
The Transzonular Technique
Compounding with an Imprimis Pharmacy
Place an order today at www.GoDropless.com/orders
Learn more at GoDropless.com

TRAINING & EDUCATION

Training Portal Development and Website Relaunch


GO DROP LESS
TECHNIQUE
GENERAL OVERVIEW
PREPARATION
Heart Surgery

Online training portal provides new users with education on injection technique, special cases, and preparation


GO DROP LESS
DROPLESS FORMULATIONS FROM IMPRIMIS
Tri-Moxi
Tri-Moxi-Vanc
Find a Dropless doctor

GoDropless.com gets a new look and feel, is optimized for mobile/tablet, and splits into patient and physician sites

PRACTICE MARKETING



Become a Dropless Provider!


Patient Brochures
Digital Assets
Social Media Tips
PR Template
Direct Mailers
GO DROPLESS
MARKETING TOOLKIT

- Promotions for physicians to gain a competitive advantage
- Locator map at www.GoDropless.com with physician locations
- Marketing/PR tools to to spread patient awareness

RETURNING POWER TO THE Rx PAD

505(b)(2)

- Single generic drug (G)
- Combo of generic drugs (G+G)

Time
Expense
Inflexibility
Food & Drug Cosmetic Act (FDCA)

imprimis PHARMACEUTICALS

- Each formulation is patient-specific

Speed to market
Low-cost development
Flexibility
State Pharmacy Law & DQSA (2013)

imprimis PHARMACEUTICALS

QUALITY IS PARAMOUNT

	USP <797>	PCAB®	ImprimisRx	Status
STERILITY TESTING	Sterile lots per USP <71>	Comply with USP	**All Sterile lots**	✓
ENDOTOXIN TESTING	Sterile Injectable lots per USP <85>	Comply with USP	**All Sterile Injectable lots**	✓
PRE-SHIPMENT QUARANTINE	Not required, but recommended	Comply with USP	**14 days for sterility result**	✓
ENVIRONMENTAL TESTING	Every 6 months	Every 6 months	**Every 3 months**	✓
TEST RESULTS INCLUDED WITH ORDER	No requirement	No requirement	**Sterility Results Endotoxin Results**	✓
BEYOND USE DATING	Literature and experience based Stability Study Recommended	Comply with USP	**Literature and experience based Stability Study Data (in progress)**	✓
PERSONNEL	Initial Aseptic training Annual Aseptic Evaluation	Comply with USP	**Initial Aseptic Training Semi-Annual Evaluations**	✓
COMPOUNDING FACILITIES	Aseptic in ISO5 Disinfectant Rotation	Aseptic in ISO5 Disinfectant Rotation	**All aseptic in ISO5 Disinfectant Rotation**	✓
QA PROGRAM DOCUMENTATION AND POLICIES	Written SOPs • Equipment monitoring/calibration • Compounding filling and labeling • Equipment and supplies • Training of staff • Procedure for handling hazards • Quality assurance program • Record keeping requirements • Recall procedures	Written SOPs • Equipment monitoring/calibration • Compounding filling and labeling • Equipment and supplies • Training of staff • Procedure for handling hazards • Quality assurance program • Record keeping requirements • Recall procedures	**Written SOPs • Equipment monitoring/calibration • Compounding filling and labeling • Equipment and supplies • Training of staff • Procedure for handling hazards • Quality assurance program • Record keeping requirements • Recall procedures**	✓

*Applies to triamcinolone acetonide, moxifloxacin hydrochloride and vancomycin formulations, compounded by a pharmacist pursuant to a prescription to meet the needs of individual patients.

INVESTIGATOR IND STUDIES

Study	State	*n=*	Primary Objective/Outcome	Est. Start
Prospective I-I study, single site	NJ	40 eyes	To evaluate endothelial cell count in patients who receive triamcinolone 15mg/ml, moxifloxacin 1mg/ml, and vancomycin 10mg/ml compounded ophthalmic injection	Nov 2014
Prospective I-I study, multi-site	FL	100 eyes	To evaluate the properties of a proprietary compounded formulation of triamcinolone acetonide, moxifloxacin HCl, and vancomycin injected into the vitreous to prevent infection and reduce inflammation after cataract surgery	Nov 2014
Prospective I-I study, multi-site	OH	100 eyes	To evaluate the properties of a proprietary compounded formulation of triamcinolone acetonide, moxifloxacin HCl, and vancomycin injected into the vitreous to prevent infection and reduce inflammation after cataract surgery	Dec 2014

FORMULATION PIPELINE

OPHTHAMOLOGY

Triamcinolone acetonide and moxifloxacin hydrochloride (Tri-Moxi) and added vancomycin (Tri-Moxi-Vanc)

- Sterile injection during human ocular surgeries
- Sterile injection during animal ocular surgeries
- Combination eye drop post-LASIK surgery

Prednisone and moxifloxacin hydrochloride (Pred-Moxi)

- Combination eye drop post-LASIK surgery

Mydriatics and More

- Lyophilized epinephrine, shugarcaine or phenylephrine
- Other proprietary formulations being evaluated and validated

UROLOGY

Injectable pentoxifylline

- Treatment for Peyronie's Disease

imprimis PHARMACEUTICALS

DEFINING SUCCESS

2014 and 2015 Strategic Goals

Ophthalmology

- Continue adoption momentum
- Introduce new novel ophthalmology formulations
- Normalize Dropless™ cataract surgery pricing

Monetize Non-Ophthalmology Formulations

- Urology program launch
- Build on non-proprietary formulations business
- Continue evaluation of proprietary formulations for expansion into other therapeutic markets

Rx Fulfillment Strategy

- Scale national footprint
- Continue to implement best quality practices

imprimis
PHARMACEUTICALS

FINANCIAL SNAPSHOT

Trading Symbol: NASDAQ: IMMY
Current Price per Share (10-6-14): $8.14
Market Cap: $74 Million
52-Wk Range: $3.01 - $9.62
Average Daily Trading Volume: 23,000 shares

- Clean capital structure
- No preferred shares or convertible debt; No significant debt
- Strong cash position - $12M as of 6-30-2014
- Began to record revenue in Q2: $668K
- Shift in Q2 expenses from R&D to Selling & Marketing

imprimis PHARMACEUTICALS

CONCLUSION

- Focused on proprietary high quality, novel, sterile and topical drug formulations in the ophthalmology and urology therapeutic areas
- Pioneering a new business model operating under the regulatory framework of the Drug Quality & Security Act (2013) to de-risk pharmaceutical development
- Proprietary drug formulations are born from the clinical experiences of physician prescribers and pharmacist formulators
- Ophthalmology formulations now being used by leading surgeons during cataract and other ocular surgeries
- Orders fulfilled through ImprimisRx pharmacy, licensed to distribute in 34 states
- Intent to expand distribution network nationwide

QUESTIONS?

CONTACT US

PRESENTATION BY:

Imprimis Pharmaceuticals, Inc.
(NASDAQ: IMMY)

12264 El Camino Real, #350
San Diego, CA 92130

Mark Baum
Founder, CEO and Board of Directors
(858) 704-4042
mark@imprimispharma.com

Bonnie Ortega
Director of Investor Relations
(858) 704-4587
bortega@imprimispharma.com